UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2021

AYRO, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

AYRO, Inc.

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 512-994-4917

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AYRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2021, the board of directors of AYRO, Inc. (the “Company”) approved the second amendment to the amended and restated bylaws (the “Second Amendment”), which will be effective as of October 19, 2021. The Second Amendment amends and restates Article II, Section 2.6 of the Company’s existing amended and restated bylaws in its entirety to lower the number of holders of the shares entitled to vote at a meeting of stockholders constituting a quorum, in person or by proxy, from a majority to one-third. Specifically, the restated Section 2.6 states that “The holders of one-third of the voting power of the stock issued, outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange. Where a separate vote by a class or series or classes or series is required, the holders of one-third of the voting power of the then-issued and outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange.” The previous Section 2.6 stated, in its relevant section, that “The holders of a majority of the voting power of the stock issued, outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the then-issued and outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange.”

The foregoing description of the Second Amendment is qualified by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amendment to the Amended and Restated Bylaws of AYRO, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYRO, INC.

Date: October 22, 2021	By:	/s/ Thomas M. Wittenschlaeger
Thomas M. Wittenschlaeger
Chief Executive Officer